Income Taxes	12 Months Ended
Dec. 31, 2022
Income Taxes
Income Taxes
(4)	Income Taxes

As discussed in note 1 – Business Description and Basis of Preparation, GBTG is a Delaware corporation and tax resident in the U.S. Post Business Combination, GBTG holds its equity interests and conducts its business through GBT JerseyCo and its subsidiaries in an Up-C structure. GBT JerseyCo is incorporated in and subject to Jersey company law, is a tax resident in the U.K. and is treated as a partnership for U.S. income tax purposes. As such, GBT JerseyCo generally is not subject to U.S. income tax under current U.S. tax laws. However, GBTG, being a U.S. tax resident shareholder of GBT JerseyCo, is subject to U.S. partnership tax law on its share of equity interest in GBT JerseyCo.

The following table summarizes the Company’s U.S., U.K. and other jurisdictions loss before income taxes and share of losses from equity method investments. The Company has opted for this disclosure due to jurisdictional change in its reporting and “domestic” entity from U.K. to U.S. following the Business Combination in May 2022. The U.S. includes GBTG and its subsidiaries that are U.S. tax resident, U.K. includes GBT Jersey Co. and its subsidiaries that are U.K. tax resident and other includes all other jurisdictions:

	Year ended December 31,
(in $ millions)	2022	2021	2020
U.S.	$(129)	$(32)	$(74)
U.K.	(95)	(441)	(529)
Other	(63)	(180)	(156)
Loss before income taxes and share of losses from equity method investments	$(287)	$(653)	$(759)

The components of benefit from income taxes consist of the following:

	Year ended December 31,
(in $ millions)	2022	2021	2020
Current taxes:
U.S.	$—	$4	$20
U.K.	(1)	1	12
Other	(3)	3	3
Current income tax (expense) benefit	(4)	8	35
Deferred taxes:
U.S.	35	22	4
U.K.	28	132	90
Other	2	24	16
Deferred tax benefit (1)	65	178	110
Benefit from income taxes	$61	$186	$145
(1)	Includes deferred tax benefit of $69 million related to GBT JerseyCo and its subsidiaries and a deferred tax charge of $4 million related to GBTG.

The table below sets forth a reconciliation of the U.S. statutory tax rate of 21% for the year ended December 31, 2022 and the U.K. statutory tax rate of 19% for the years ended December 31, 2021 and 2020 to the Company’s effective income tax rate for the respective years.

	Year ended December 31,
(in $ millions, except percentages)	2022	2021	2020
Statutory tax rate	21.00%	19.00%	19.00%
Tax benefit at statutory tax rate	$60	$124	$144
Changes in taxes resulting from:
Impact of Up-C structure	(4)	—	—
Permanent differences	(12)	(14)	(1)
Local and state taxes	7	2	2
Change in valuation allowance	(11)	(17)	(17)
Change in enacted tax rates	—	35	—
Rate differential in the United Kingdom	6	24	—
Foreign tax rate differential	1	14	13
Return to provision adjustment	13	11	(5)
Tax settlement and uncertain tax positions	3	6	(5)
Other	(2)	1	14
Benefit from income taxes	$61	$186	$145
Effective tax rate	21.26%	28.39%	19.13%

The Company’s effective tax rate for the years ended December 31, 2022 and 2020 were broadly inline with respective statutory tax rates.

The effective tax rate during the year ended December 31, 2021 increased 9% primarily due to the change in U.K.’s enacted tax rates from 19% to 25%, in the second quarter of 2021, and which becomes effective from April 2023. This change in enacted tax rates resulted in $59 million of deferred tax benefit during the year ended December 31, 2021, including $35 million due to remeasurement of the Company’s opening deferred tax assets and liabilities.

The significant components of the Company’s deferred tax assets and liabilities are as follows:

	As of December 31,
(in $ millions)	2022	2021
Deferred tax assets:
Outside basis investment in partnership	$25	$—
Net operating loss carryforwards	392	391
Pension liability	38	74
Interest expense deduction restriction	45	23
Operating lease liabilities	20	20
Stock compensation	15	—
Property and equipment	12	—
Accrued liabilities	12	7
Goodwill	117	1
Other	8	2
Valuation allowance	(124)	(116)
Deferred tax assets	560	402
Netted against deferred tax liabilities	(227)	(120)
Deferred tax assets as presented in the consolidated balance sheets	$333	$282
Deferred tax liabilities:
Foregone partnership deferred tax credits	$(43)	$—
Other intangible assets	(175)	(214)
Operating lease ROU assets	(15)	(14)
Property and equipment	(10)	(4)
Goodwill	(4)	(2)
Other	(4)	(5)
Deferred tax liabilities	(251)	(239)
Netted against deferred tax assets	227	120
Deferred tax liabilities as presented in the consolidated balance sheets	$(24)	$(119)

As a result of the Business Combination in May 2022, GBTG as a new shareholder in GBT JerseyCo and standalone U.S. tax payer is required to calculate its U.S. tax position on its share of the GBT JerseyCo’s consolidated results. It has recorded a deferred tax asset of $25 million in respect the cost of its acquisition of its equity interest in GBT JerseyCo i.e. “outside basis investment in partnership”, and a deferred tax liability of $43 million on its share of the profits of GBT JerseyCo consolidated results but without the tax shield arising from GBT JerseyCo’s Net Operating Losses (NOLs) i.e. “Foregone partnership deferred tax credits”.

During the year, the Company completed its assessment of deferred taxes in relation to the Egencia acquisition and recognized a deferred tax assets of $124 million, primarily related to Egencia goodwill (see note 10 – Business Acquisitions – Acquisition of Egencia).

The Company recognizes deferred taxes on the undistributed earnings of foreign subsidiaries, as these earnings are not deemed to be indefinitely reinvested. Foreign deferred taxes liabilities of approximately $3 million and $3 million as of December 31, 2022 and 2021, respectively, have been provided on these earnings.

The Company has gross net operating loss (“NOL”) carryforwards related to global operations of approximately $1,762 million, of which $1,690 million have an indefinite life. The remaining NOL carryforwards will begin to expire as follows:

(in $millions)	Amount
2023-2027	$31
2028-2032	28
2033-2042	13

The Company regularly assesses the realizability of all its deferred tax assets. An adjustment to the conclusion as to whether it is more likely than not that the Company will realize the benefit of the deferred tax assets would impact the income tax expense in the period for which it is determined this analysis has changed. A valuation allowance is provided when it is more likely than not that some portion or all of a deferred tax asset will not be realized. The ultimate realization of deferred tax assets is dependent upon future taxable income during the periods in which those temporary differences become deductible. When assessing the need for a valuation allowance, all positive and negative evidence is analyzed, including the Company’s ability to carry back NOLs to prior periods, the reversal of deferred tax liabilities, tax planning strategies and projected future taxable income.

As of December 31, 2022 and 2021, the Company had valuation allowance on its deferred tax assets of $124 million and $116 million, respectively, that is related primarily to unrealized NOLs. As of December 31, 2022, a valuation allowance has been created against deferred tax assets relating to approximately $480 million of the total gross losses, where the Company believes it is less likely that it will be able to utilize these assets in the future. For the deferred tax assets related to remaining NOLs against which there is no valuation allowance, the Company believes it is more likely than not that the results of future operations will generate sufficient taxable income to realize these deferred tax assets.

Current developments of tax legislation globally potentially indicates that while the Company has significant NOLs, its ability to monetize these NOLs is likely to be restricted. Many tax authorities now restrict the rate of utilization to a percentage of current year taxable income (typically in the range of 50%-80%), which means that NOLs take longer to monetize and can result in cash tax outflows in years of profit even where significant NOLs exist. In addition, many jurisdictions are introducing or have recently introduced tax legislation that aims to restrict the tax deduction of expenditure in certain circumstances and to impose minimum taxation in an attempt to raise taxes (e.g. OECD’s Base Erosion and Profit Shifting (BEPS) measures and the recently enacted U.S. Inflation Reduction Act (IRA)). The Company believes the impact of IRA is likely to be minimal for the foreseeable future, however, as being an international company with significant NOLs, the Company is affected by the BEPS measures and is currently assessing their impact on its future tax profile.

The Company previously agreed to pay affiliates of Amex Coop for the value of any NOL carryforward benefits realized that relate to the period prior to the joint venture formation in 2014. The amount of this liability to affiliates of Amex Coop is $2 million as of both December 31, 2022 and 2021 and is recorded within due to affiliates.

Significant judgment is required in determining the Company’s worldwide provision for income taxes and recording the related assets and liabilities. In the ordinary course of business, there are many transactions and tax positions where the ultimate tax determination is uncertain. Although the Company believes there is appropriate support for the positions taken on its tax returns, the Company has recorded liabilities (or reduction of tax assets) representing the estimated economic loss upon ultimate settlement for certain positions. The Company believes its tax provisions are adequate for all open years, based on the assessment of many factors, including past experience and interpretations of tax law applied to the facts of each matter. Although the Company believes the recorded assets and liabilities are reasonable, tax regulations are subject to interpretation and tax litigation is inherently uncertain; therefore, the Company’s assessments can involve both a series of complex judgments about future events and reliance on significant estimates and assumptions. While the Company believes the estimates and assumptions supporting the assessments are reasonable, the final determination of tax audits and any other related litigation could be materially different from that which is reflected in historical income tax provisions and recorded assets and liabilities.

As of December 31, 2022 and 2021, the Company has accrued for a tax liability of $4 million and $7 million, respectively, associated with uncertain tax positions, including interest and penalties thereon, arising from differences between amounts recorded in the consolidated financial statements and amounts expected to be included in tax returns. The majority of uncertain tax positions are under discussions with tax authorities and the Company does not believe that the outcome of current and future examinations will have a material impact on its consolidated financial statements. The movement of uncertain tax position liability is as follows:

	As of December 31,
(in $millions)	2022	2021	2020
Balance, beginning of the year	$7	$9	$11
Increases to tax positions related to acquisitions	—	4	—
Increases to tax positions related to the current year	1	—	—
Decrease in tax positions related to prior years	—	(6)	(2)
Release due to expiry of statute of limitations	(4)	—	—
Balance, end of the year	$4	$7	$9

There were no settlements of uncertain tax position liability during any of the years presented. As of December 31, 2022, the Company does not expect the unrecognized tax benefits to significantly increase or decrease within the next twelve months.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as part of the provision for income taxes. There were no material amounts of interest or penalty charged (credited) to the Company’s consolidated statements of operations for any of the years ended December 31, 2022, 2021 and 2020. and. there was no material interest and/or penalties accrued as of December 31, 2022 and 2021. The Company does not currently expect the unrecognized tax benefits to significantly increase or decrease in the next twelve months.

The Company is subject to taxation in various countries in which the Company operates. As of December 31, 2022, tax years for 2015 through 2022 are open to examination by the tax authorities in the major tax jurisdictions, mainly in the U.S. and U.K. primarily due to loss carryback claims.